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                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------
        Date of Report (Date of earliest event reported): March 17, 1997

                                   HEARX LTD.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdictionor incorporation)

                                     0-16453
                            (Commission File Number)

                                   22-2748248
                        (IRS Employer Identification no.)

                             1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407
                                 (561) 478-8770
               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER

     On March 17, 1997, HEARx Ltd., a Delaware corporation (the "Company"), closed an offering of its securities pursuant to Regulation D, promulgated under the Securities Act of 1933, as amended. The following summary of this transaction is qualified in its entirety by the terms of the related agreements, and by the terms of the certificate of designations, preferences and rights of the 1997 Convertible Preferred Stock of the Company, filed herewith as exhibits to this Form 8-K.


     THE OFFERING

     On March 17, 1997, the Company entered into a Securities Purchase Agreement with certain purchasers named therein (the "Purchasers"), pursuant to which the Company sold a total of 10,000 shares of a newly designated preferred stock, the 1997 Convertible Preferred Stock, par value $1.00 per share (the "1997 Preferred Stock"), pursuant to Regulation D for an aggregate purchase price of $10,000,000 (the "Offering").

     The 1997 Preferred Stock is convertible into Common Stock of the Company, $.10 par value per share ("Common Stock"). Upon conversion, holders will be entitled to receive a number of shares of Common Stock determined by dividing the stated value of the 1997 Preferred Stock ($1,000 per share), plus a premium in the amount of 6% per annum of the stated value from the date of issuance (unless the Company chooses to pay that premium in cash), by a conversion price equal to the lesser of $5.00 or a percentage (either 100% or 85% depending upon the conversion date) of the average of the closing prices for shares of Common Stock during a ten-day period prior to conversion, subject to adjustment upon the occurrence of certain dilutive events. The 1997 Preferred Stock may not be converted for the 90-day period after the closing (i.e., to June 16, 1997) unless the closing price of the Company's Common Stock on the American Stock Exchange prior to a conversion is $5.00 or more (in which case the 1997 Preferred Stock may be converted at the $5.00 conversion price). For the next 60 days (i.e., to August 14, 1997), so long as the Common Stock is trading at less than $5.00 per share prior to a conversion, the 1997 Preferred Stock may be converted only at the market price. If the Common Stock trades at a price of $5.00 or more per share during that period, the 1997 Preferred Stock may be converted at the lesser of $5.00 or 85% of the market price. For the next 90-day period (i.e., to November 12, 1997), up to one-half of the 1997 Preferred Stock may be converted at the lesser of $5.00 or 85% of the market price (the remaining one-half is convertible during that period at the lesser of $5.00 or the market price). Any 1997 Preferred Stock not yet converted at and after November 12, 1997 may be converted at the lesser of $5.00 or 85% of the market price. The 1997 Preferred Stock may be converted by holders in accordance with these terms at any time prior to March 17, 2000, and automatically converts on such date, unless the Common Stock is trading at $1.50 per share or below and the Company elects to redeem the 1997 Preferred Stock for a price equal to 115% of its stated value plus the premium.

     The Company has the right upon receipt of notice of an optional conversion of any shares of the 1997 Preferred Stock to redeem shares of the 1997 Preferred Stock tendered for conversion in lieu of conversion at a price equal to 115% of its stated value plus the premium, if the closing price of the Common Stock as reported on the American Stock Exchange for the date immediately prior to the conversion date is equal to or less than $1.50 per share. The holders of the 1997 Preferred Stock have no voting power except for certain actions by the Company that might adversely affect the rights of such holders and as otherwise provided by Delaware General Corporation Law.
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     In connection with this transaction, the Company also entered into a
Registration Rights Agreement with the Purchasers under which the Company is required to file a registration statement on Form S-3 by April 1, 1997, covering the shares of Common Stock underlying all of the 1997 Preferred Stock. Under the Registration Rights Agreement, the Company may be required to make certain payments to holders of the 1997 Preferred Stock as partial damages if, among other things, the registration statement has not been declared effective by the Securities and Exchange Commission on or before July 15, 1997.

     The net proceeds to the Company after payment of placement fees, and legal and accounting expenses is estimated to be $9,270,000. The Company also issued to a placement agent (the "Placement Agent") and its assignees warrants to purchase an aggregate of 850,000 shares of Common Stock at an exercise price equal to $5.00 per share in connection with the placement of the 1997 Preferred Stock. The Company also issued to the Placement Agent and its assignees in November 1996 warrants to purchase additional shares of Common Stock in connection with certain other capital-raising services performed for the Company. Those warrants vest over a four-year period. All of the shares underlying the Placement Agent warrants must be included in the registration statement on Form S-3 being filed by the Company on or before April 1, 1997.

     In addition, the Company has agreed in the Securities Purchase Agreement, that (a) for a period beginning on the date of the closing and ending 180 days following the date of the closing, the Company will obtain the prior written consent of the Purchasers to any additional equity financings by the Company; and (b) the Company will provide to the Placement Agent a right to participate for up to 50% of any future equity financings by the Company before March 17, 1998 on the same terms as contemplated with other participants.


     USE OF PROCEEDS

     The Company intends to use the net proceeds from the Offering for working capital purposes, including the opening of new hearing care centers.


     OUTSTANDING SECURITIES OF THE COMPANY

     At March 17, 1997, there were issued and outstanding approximately 84,133,158 shares of Common Stock, no shares of 1996 Series A Convertible Preferred Stock, 750 shares of 1996 Series B-1 Convertible Preferred Stock and 1,000 shares of 1996 Series B-2 Convertible Preferred Stock. 10,000 shares of the 1997 Preferred Stock were issued to the Purchasers in the Offering. The following table sets forth information regarding warrants to purchase Common Stock outstanding as of March 17, 1997:

Shares Subject to Warrants  Exercise Price Per Share          Expiration
--------------------------  ------------------------  --------------------------

        1,100,000                    .01                    February 1998
            5,000                    .50                    December 1998
            1,500                    .67                    December 1998
            2,500                    .75                    December 1998
           43,750                   2.00                    December 1998
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Shares Subject to Warrants  Exercise Price Per Share          Expiration
--------------------------  ------------------------  --------------------------

            5,000                   1.50                    November 1999
       11,070,480                    .55                    January 2001
        2,283,278                    .63                    January 2001
           75,000                   4.00                    August 2001
           35,000                   4.00                    September 2001
          750,000                   2.00                    November 2001
        3,750,000                   6.4688                  December 2001
           50,000                   3.00                    March 2002
          850,000                   5.00                    March 2002
          623,375                   1.25                    February 2003
        1,609,341                   1.00                    January 2004

In addition, Minnesota Mining and Manufacturing Company holds an option to purchase 800,000 shares of Common Stock at an exercise price of $1.25 per share, and certain employees, non-employee directors and consultants of the Company hold options to purchase shares of Common Stock. The warrants and options may be subject to adjustment as the result of the occurrence of dilutive events.


ITEM 7. EXHIBITS

     The following exhibits are filed with this report:

Number                                 Description
------  ------------------------------------------------------------------------

3 Certificate of designations, preferences and rights of the 1997 Convertible Preferred Stock of the Company.

4.1 Securities Purchase Agreement, dated March 17, 1997 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.2 Registration Rights Agreement, dated March 17, 1997 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.3 Form of Placement Agent Warrant (to purchase up to 850,000 shares of Common Stock at an exercise price equal to $5.00 per share).

99      Press release dated March 18, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HEARx Ltd.

DATE: March 26, 1997                    By: Paul A. Brown
                                            ------------------------------------
                                            Paul A. Brown, M.D.,
                                            Chairman and CEO
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                                  EXHIBIT INDEX

Number                                 Description
------  ------------------------------------------------------------------------

3 Certificate of designations, preferences and rights of the 1997 Convertible Preferred Stock of the Company.

4.1 Securities Purchase Agreement, dated March 17, 1997 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.2 Registration Rights Agreement, dated March 17, 1997 between HEARx Ltd. and each of the purchasers set forth on the signature pages thereto.

4.3 Form of Placement Agent Warrant (to purchase up to 850,000 shares of Common Stock at an exercise price equal to $5.00 per share).

99      Press release dated March 18, 1997.